                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  MAY 25, 1999
                                (DATE OF REPORT)



                               UGI UTILITIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         PENNSYLVANIA                    1-1398                  23-1174060
(STATE OR OTHER JURISDICTION        (COMMISSION FILE          (I.R.S. EMPLOYER
      OF INCORPORATION)                  NUMBER)             IDENTIFICATION NO.)



                              100 KACHEL BOULEVARD
                     GREEN HILLS CORPORATE CENTER, SUITE 400
                           READING, PENNSYLVANIA           19607
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 796-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

UGI Utilities, Inc.                                                     Form 8-K
Page 2                                                              May 25, 1999



ITEM 5.  OTHER EVENTS


         On May 25, 1999, UGI Corporation ("UGI"), the parent of the Registrant, issued the attached news release reporting that UGI had (1) terminated its merger agreement with Unisource Worldwide, Inc. and (2) suspended the sale of UGI Utilities, Inc.

         The news release is included as an exhibit to this report and is incorporated in this Item 5 by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              (99)  UGI Corporation news release dated May 25, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          UGI UTILITIES, INC.
                                          (REGISTRANT)


                                          By: /s/ BRENDAN P. BOVAIRD
                                              ----------------------------------
                                              Brendan P. Bovaird
                                              Vice President and General Counsel


Date:  June 3, 1999

                                  EXHIBIT INDEX



Exhibit No.         Description
-----------         -----------


(99)                News release dated May 25, 1999.




                                      A-1